UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2006

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On November 30, 2006, CMS Energy Corporation ("CMS Energy") and Consumers Energy Company ("Consumers") dismissed Ernst & Young LLP ("Ernst & Young") as their independent registered public accounting firm. The decision to dismiss Ernst & Young was recommended and approved by the Audit Committees of the Boards of Directors of both CMS Energy and Consumers (the "Audit Committees") and was the result of a competitive bidding process conducted in the ordinary course of business. Ernst & Young will continue as the auditors for the consolidated financial statements of CMS Energy and Consumers for the fiscal year ending December 31, 2006. Ernst & Young will also continue as the auditors of the financial statements of the Employees’ Savings Plan and Employee Stock Ownership Plan of Consumers Energy Company (the "Benefit Plan") for the fiscal year ending December 31, 2006.

During CMS Energy’s and Consumers’ two most recent fiscal years ended December 31, 2005 and December 31, 2004 and the subsequent interim period through November 30, 2006, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their reports on CMS Energy’s and Consumers’ consolidated financial statements for such years.

During CMS Energy’s and Consumers’ two most recent fiscal years ended December 31, 2005 and December 31, 2004 and the subsequent interim period through November 30, 2006, there have been no "reportable events" as defined in Regulation S-K, Item 304(a) (1) (v), except for a material weakness at CMS Energy regarding internal controls over financial reporting relating to accounting for income taxes. For further discussion of this material weakness refer to Item 9A of CMS Energy’s Form 10-K/A for the year ended December 31, 2005 and Item 4 of CMS Energy’s Form 10-Q for the quarter ended September 30, 2006.

Ernst & Young’s reports on CMS Energy’s and Consumers’ consolidated financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

CMS Energy and Consumers have provided to Ernst & Young a copy of the disclosures made in this Form 8-K and have requested that Ernst & Young furnish them with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the Ernst & Young letter dated December 5, 2006 is attached to this report as Exhibit 16.1.

On November 30, 2006, the Audit Committees appointed PricewaterhouseCoopers LLP ("PWC") as CMS Energy’s and Consumers’ independent registered public accounting firm subject to completion by PWC of its client acceptance procedures and the execution of a formal engagement letter. PWC will become the independent registered public accounting firm for CMS Energy, Consumers and the Benefit Plan for the year ending December 31, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Ernst & Young to the Securities and Exchange Commission dated December 5, 2006.

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K/A and Consumers’ Form 10-K for the Year Ended December 31, 2005 and as updated in CMS Energy’s and Consumers’ subsequently filed Forms 10-Q (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

December 5, 2006	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

December 5, 2006	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Ernst & Young to the Securities and Exchange Commission dated December 5, 2006